MACQUARIE TAX-FREE ARIZONA FUND
(FORMERLY, DELAWARE TAX-FREE ARIZONA FUND)

100 Independence
610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

IMPORTANT SHAREHOLDER INFORMATION

This Proxy Statement/Prospectus is being provided to you in conjunction with a Special Meeting of Shareholders for Macquarie Tax-Free Arizona Fund (the “Acquired Fund”) to be held via live webstream on May 6, 2025 at 1:30pm  ET, to consider the proposed reorganization of the Acquired Fund as described further below. The specific details and reasons for the proposed reorganization are discussed in the enclosed Proxy Statement/Prospectus. Please read it carefully.

The Board of Trustees (the “Board”) of the Voyageur Insured Funds (the “Acquired Trust”), on behalf of the Acquired Fund, has approved an Agreement and Plan of Reorganization, subject to shareholder approval, pursuant to which the Acquired Fund is proposed to be reorganized (the “Reorganization”) with and into Macquarie Tax-Free USA Fund (formerly, Delaware Tax-Free USA Fund) (the “Acquiring Fund”) on or about June 6, 2025 (the “Reorganization Date”).

After careful consideration, the Board of the Acquired Trust unanimously approved the proposed Reorganization and recommends that shareholders vote “FOR” the proposal relating to the Reorganization.

While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. To assist with the solicitation of proxies, we have engaged EQ Fund Solutions (EQ), a proxy solicitation firm. As the meeting date approaches, if you have not voted your shares you may be contacted, such as by telephone, mail, or email, urging you to vote your shares.

Your vote is important, regardless of the number of shares you own. It is important that we receive your vote no later than the time of the special meeting of shareholders on May 6, 2025. If you have more than one account registered in your name, you will receive a separate proxy card for each account. Please vote and return each proxy card that you receive or take advantage of the telephonic or electronic voting procedures described in the proxy card(s). Please help the Acquired Fund avoid the expense of a follow-up mailing by voting today.

The Proxy Statement/Prospectus discusses the Reorganization and provides you with information that you should consider prior to casting your vote.  The Board of the Acquired Trust approved the Reorganization and concluded that the Reorganization is in the best interests of the Acquired Fund and its shareholders.  The attached proxy card seeks your vote in favor of the proposed Reorganization.

The investment objectives, strategies, and risks of the Acquired Fund are similar, but also differ in certain respects, from those of the Acquiring Fund. The enclosed Proxy Statement/Prospectus provides important information regarding such differences, as well as similarities, that shareholders should consider in determining whether an investment in the Acquiring Fund is appropriate for them. Shareholders may redeem their shares of the Acquired Fund at any time prior to the closing of the Reorganization. No contingent deferred sales charge will be assessed in connection with any redemption of your shares of the Acquired Fund prior to the Reorganization.

These materials also include a proxy card, which is, in essence, a ballot.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return your proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the Reorganization of the Acquired Fund, which is in accordance with the recommendation of the Board of the Acquired Trust.

We urge you to review carefully the Reorganization proposal in the Proxy Statement/Prospectus.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided. If you have any questions on how to cast your vote or would like to quickly vote your shares, call EQ, our proxy solicitor, toll free at 866 721-1324.

i

MACQUARIE TAX-FREE ARIZONA FUND
(FORMERLY, DELAWARE TAX-FREE ARIZONA FUND)

100 Independence
610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on May 6, 2025
To the Shareholders of Macquarie Tax-Free Arizona Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Macquarie Tax-Free Arizona Fund (the “Acquired Fund”) will be held via live webstream on May 6, 2025 at 1:30pm ET. As described further below, the shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization with respect to that Fund.
The Meeting is being called for the following purposes:
1. To approve an Agreement and Plan of Reorganization (the “Plan”) between Macquarie Tax-Free Arizona Fund and Macquarie Tax-Free USA Fund that provides for: (i) the acquisition of substantially all of the assets of Macquarie Tax-Free Arizona Fund by Macquarie Tax-Free USA Fund (formerly, Delaware Tax-Free USA Fund) in exchange solely for shares of Macquarie Tax-Free USA Fund; (ii) the distribution of such shares to the shareholders of Macquarie Tax-Free Arizona Fund; and (iii) the complete liquidation and dissolution of Macquarie Tax-Free Arizona Fund.
2. To transact such other business as may properly come before the Meeting.
A copy of the form of the Plan, which more completely sets forth the terms of the proposed Reorganization, is attached as Exhibit A to the Proxy Statement/Prospectus.
Shareholders of record as of the close of business on March 14, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement of the Meeting.
The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting virtually can do so. If you were a record holder of Acquired Fund shares as of the Record Date, please send an email to the Acquired Fund’s proxy solicitor, EQ Fund Solutions (EQ), at attendameeting@equiniti.com  no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Acquired Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equinti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Acquired Fund’s name, the number of Acquired Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at 866 721-1324. For technical assistance during the Meeting, please contact EQ at attendameeting@equiniti.com or call 866 721-1324.

Whether or not you plan to attend the Meeting via live webstream, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Acquired Fund as of the close of business on the Record Date. You are entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement of the Meeting, even if you no longer hold shares of the Acquired Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, EQ, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposals or how to vote, you may call EQ at 866 721-1324 and a representative will assist you.
By Order of the Board of Trustees of Voyageur Insured Funds, /s/ Shawn K. Lytle Shawn K. Lytle President

March 17, 2025

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus are available at
https://vote.proxyonline.com/delaware/docs.

PROXY STATEMENT/PROSPECTUS

TABLE OF CONTENTS

THE REORGANIZATION	2
What am I being asked to vote upon?	2
What are the Board recommendations regarding the Reorganization?	2
What will happen if shareholders approve the Plan?	3
What is the anticipated timing of the Reorganization?	3
What are the costs of the Reorganization?	3
What are the general tax consequences of the Reorganization?	4
How will the Reorganization affect Fund fees and expenses?	4
What happens if the Reorganization is not approved?	4
How will shareholder voting be handled?	4
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND FUNDAMENTAL INVESTMENT RESTRICTIONS	5
How do the investment objectives, principal investment strategies, principal risks, and fundamental investment restrictions of the Acquired Fund compare against those of the Acquiring Fund?	5
What is the historical portfolio turnover of each of the Funds?	9
INFORMATION ABOUT THE FUNDS	9
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?	9
How can I compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class?	11
Who manages the Funds?	11
How do the performance records of the Funds compare?	13
Where can I find more financial information about the Funds?	15
REASONS FOR THE REORGANIZATION	15
WHAT ARE OTHER KEY FEATURES OF THE FUNDS?	16
SHARE ACCOUNT INFORMATION	17
INFORMATION ABOUT THE REORGANIZATION AND THE PLAN	35
How will the Reorganization be carried out?	35
Who will pay the expenses of the Reorganization?	35
What are the tax consequences of the Reorganization?	35
What should I know about shares of the Acquired Fund and Acquiring Fund?	38
What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?	39
Do the Trustees and Officers own shares of the Funds?	40
Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?	40
VOTING INFORMATION	46
How many votes are necessary to approve the Plan?	46
May I revoke my proxy?	47
What other matters will be voted upon at the Meeting?	47
Who is entitled to vote?	48
How will proxies be solicited?	48
Are there dissenters’ rights?	49
MORE INFORMATION ABOUT THE FUNDS	49
EXHIBITS TO PROXY STATEMENT/PROSPECTUS	51
Exhibit A: Form of Agreement and Plan of Reorganization	A-1
Exhibit B: Financial Highlights	B-1

MACQUARIE TAX-FREE ARIZONA FUND
(formerly, Delaware Tax-Free Arizona Fund)
100 Independence
610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

PROXY STATEMENT/PROSPECTUS

Dated March 17, 2025

Acquisition of the Assets of:
MACQUARIE TAX-FREE ARIZONA FUND (a series of Voyageur Insured Funds)
By and in exchange for shares of:
MACQUARIE TAX-FREE USA FUND (FORMERLY, DELAWARE TAX-FREE USA FUND) (a series of Delaware Group Tax-Free Fund)

This Proxy Statement/Prospectus solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of Macquarie Tax-Free Arizona Fund (the “Acquired Fund”). The Acquired Fund is a series of Voyageur Insured Funds (the “Acquired Trust”). At the Meeting, shareholders of the Acquired Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”). The Meeting is being called for the following purposes:

1. To approve a Plan between Macquarie Tax-Free Arizona Fund and Macquarie Tax-Free USA Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie Tax-Free Arizona Fund by Macquarie Tax-Free USA Fund in exchange solely for shares of Macquarie Tax-Free USA Fund; (ii) the distribution of such shares to the shareholders of Macquarie Tax-Free Arizona Fund; and (iii) the complete liquidation and dissolution of Macquarie Tax-Free Arizona Fund.
2. To transact such other business as may properly come before the Meeting.
If the Acquired Fund’s shareholders vote to approve the Plan, Macquarie Tax-Free Arizona Fund (previously defined as the “Acquired Fund”) will be reorganized into Macquarie Tax-Free USA Fund (the “Acquiring Fund”), a series of Delaware Group® Tax-Free Fund (the “Acquiring Trust”), on or about June 6, 2025 (the “Reorganization Date”). The Acquired Fund and Acquiring Fund together are referred to as the “Funds.”

If the Acquired Fund’s shareholders vote to approve the Plan: (i) all of the property and assets (collectively, “Assets”) of the Acquired Fund will be acquired by the Acquiring Fund, and (ii) the Acquiring Trust, on behalf of the Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund.  According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization. The Boards of Trustees of the Acquired Trust and the Acquiring Trust (each, a “Board” and together, the “Boards”) have approved the Plan and the Reorganization. Pursuant to the Plan, holders of Class A, Class C, and Institutional Class shares of the Acquired Fund will receive shares of equal aggregate net asset value (the “NAV”) of Class A, Class C, and Institutional Class shares, respectively, of the Acquiring Fund. This exchange will occur on a date agreed upon by the parties to the Plan, which is currently anticipated to occur on the Reorganization Date. Class A shareholders of the Acquired Fund will not be assessed sales charges, including any contingent deferred sales charge, for the exchange of their shares for Class A shares of the Acquiring Fund. Additionally, Class C shareholders of the Acquiring Fund will not incur any contingent deferred sales charge for the exchange of their shares for Class C shares of the Acquiring Fund. Subsequent purchases of Class A shares or Class C shares of the Acquiring Fund will, however, be subject to applicable sales charges.  The Acquiring Fund will be the accounting survivor of the Reorganization.

Each Fund is a diversified series of its respective trust. Delaware Management Company (DMC or the “Manager”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), serves as the investment manager for the Funds.

This Proxy Statement/Prospectus sets forth the information that you should know about the Reorganization. You should retain this Proxy Statement/Prospectus for future reference.  A Statement of Additional Information (the “SAI”) dated March 17, 2025, relating to this Proxy Statement/Prospectus, contains additional information about the Acquiring Fund and the Reorganization, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The prospectus of the Acquiring Fund (the “Acquiring Fund Prospectus”) is intended to provide you with information about the Acquiring Fund.  The prospectus of the Acquired Fund (the “Acquired Fund Prospectus”) provides additional information about the Acquired Fund and is incorporated herein by reference. Relevant information about the Acquired Fund Prospectus and Acquiring Fund Prospectus is as follows:

Acquired Fund Prospectus	Acquiring Fund Prospectus
Macquarie Tax-Free Arizona Fund – dated December 30, 2024 (1933 Act File No. 033-11235)	Macquarie Tax-Free USA Fund – dated December 30, 2024 (1933 Act File No. 002-86606)

You can request a free copy of any of the Funds’ Prospectuses, SAIs, Annual Reports, Semiannual Reports or other information such as the Funds’ financial statements by calling 800 523-1918 or by writing to the Funds c/o Macquarie Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437 (regular mail) or c/o Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (overnight courier service).

Additional information about the Acquiring Fund can be viewed online from the EDGAR database without charge on the SEC’s internet site at www.sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

THE REORGANIZATION
At a meeting held on February 11-13, 2025, the Boards, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”) as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of each of the Funds, considered the proposal to reorganize the Acquired Fund with and into the Acquiring Fund, and approved the Plan.

What am I being asked to vote upon?
The shareholders of the Acquired Fund are being asked to vote to approve the Plan between the Acquired Fund and the Acquiring Fund. The Acquired Trust and the Acquiring Trust are organized as Delaware statutory trusts with identical shareholder rights. The Plan provides that: (i) all of the property and assets (collectively, “Assets”) of the Acquired Fund will be acquired by the Acquiring Fund, and (ii) the Acquiring Trust, on behalf of the Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund.  According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization. The Reorganization was proposed by Management and approved by each Fund’s Board. Management proposed the Reorganization in consideration of portfolio characteristics, lack of shareholder demand, and shared portfolio management teams, among other considerations.

What are the Board recommendations regarding the Reorganization?
For the following reasons and the reasons set forth below under “Reasons for the Reorganization,” the Boards of the Acquiring Trust and Acquired Trust, each on behalf of its respective Fund, has determined that the Reorganization is in the best interests of each Fund and its shareholders. The Boards of the Acquiring Trust and Acquired Trust, each on behalf of its respective Fund, have also determined that the interests of the existing shareholders of such Fund will not be diluted as a result of the Reorganization, based upon information provided to the Boards. In making these determinations, the Board of each Fund noted the recommendation of DMC, the Funds’ investment manager, and considered the following, among other factors: (i) the Acquiring Fund and the Acquired Fund share similar investment objectives and principal investment strategies, identical principal risks, and identical fundamental investment restrictions, with the exception of each Fund’s 80% investment policy, (ii) the Acquiring Fund and the Acquired Fund have the same portfolio management teams; (iii) the Acquiring Fund’s overall net expense ratio is expected to be at least equal to the Acquired Fund’s total expense ratio following the Reorganization, taking into account applicable expense limitation arrangements; (iv) the Acquiring Fund’s assets will increase as a result of the Reorganization which may result in increased economies of scale and get closer to breakpoints in the management fee schedules; (v) the reduced number of similar Funds should benefit distribution efforts; (vi) the performance of the Funds, noting favorable Acquiring Fund performance across various periods as compared to the Acquired Fund; (vii) the assets under management of each Fund (e.g., a smaller fund going into a larger fund) and DMC’s view on ability to garner additional assets of each Fund outside of the Reorganization; and (viii) the Reorganization will be structured so it qualifies as a tax-free reorganization.

What will happen if shareholders approve the Plan?
•
If approved by Acquired Fund shareholders, the Reorganization will result in your Acquired Fund shares being exchanged for Acquiring Fund shares equal in value (but having a different price per share) to your shares of the Acquired Fund. In particular, shareholders of the Acquired Fund will receive the equivalent aggregate NAV of the Class A, Class C, or Institutional Class shares, as applicable, of the Acquiring Fund.

•
If the Reorganization is approved by shareholders, the Acquired Fund may temporarily not meet its investment objective and/or may deviate from its principal investment strategies in advance of the closing of the Reorganization.

•	Following the Reorganization, you will cease to be the Acquired Fund shareholder and will become an Acquiring Fund shareholder.
•	This exchange will occur on a date agreed upon by the parties to the Plan, which is currently anticipated to occur on or around June 6, 2025 (the “Closing Date”).
•	Shareholders of the Acquired Fund will not be assessed any sales charges for the exchange of their shares Class A, Class C, or Institutional Class shares of the Acquiring Fund.

What is the anticipated timing of the Reorganization?
The Meeting is scheduled to occur on May 6, 2025.  If the necessary shareholder approval is obtained for the Reorganization, the Reorganization is expected to be completed on or around June 6, 2025.

What are the costs of the Reorganization?
The expenses related to the Reorganization (excluding brokerage costs, if any), including the costs associated with the delivery of this Proxy Statement/Prospectus, are anticipated to be approximately $215,882-$268,426. The total costs of the Reorganization will be combined with the total costs of reorganizations proposed to occur around the same time as the Reorganization for other Macquarie Funds that are not referenced in this Proxy Statement/Prospectus (the “Total Reorganization Costs”). The Total Reorganization Costs will be split as follows: two thirds to be paid by the acquiring funds and acquired funds together, with individual fund contributions to be assessed based on proportional assets, and one third to be paid by DMC. Costs anticipated to be incurred (a) by the Acquired Fund are $6,317- $7,855 (or 0.011% - 0.013%) (b) by the Acquiring Fund are $137,604 – $171,096 (or 0.011% - 0.013%) and (c) DMC $71,961 - $89,475.

Management anticipates that any repositioning of Acquired Fund assets prior to the Reorganization and associated portfolio turnover and portfolio transaction costs will be de minimis. Accordingly, management believes the risk of generating realized capital gains due to portfolio turnover in connection with the Reorganization to be extremely low.

What are the general tax consequences of the Reorganization?
The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading “What are the tax consequences of the Reorganization?,” Acquired Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization.  Prior to the closing of the Reorganization, the Acquired Fund will seek to distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.  Shareholders may have a tax liability as a result of such distribution(s).

The Acquired Fund’s distributions primarily are exempt from regular federal income taxes and state personal income taxes for residents of Arizona. The Acquiring Fund’s distributions primarily are exempt from regular federal income tax. A portion of each Fund’s distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. Each Fund may also make distributions that are taxable to you as ordinary income, capital gains, or some combination of both.

You should consult your tax advisor regarding the effect, if any, of the distribution(s) and Reorganization in light of your individual circumstances.  You should also consult your tax advisor about the state and local tax consequences of the Reorganization, or any federal taxes other than income taxes, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.   For more information, please see the section “What are the tax consequences of the Reorganization?” below.

How will the Reorganization affect Fund fees and expenses?
The Acquiring Fund’s management fee schedule is higher than the Acquired Fund’s management fee schedule at certain breakpoint levels. However, the net expense ratio of each class of shares of the Acquiring Fund is expected to be equal to or lower than the net expense ratio of the corresponding class of shares of the Acquired Fund following the Reorganization. If the expense limitation arrangements disclosed below under “INFORMATION ABOUT THE FUNDS — What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?” are terminated or amended to increase the expense limits in the future, fees and expenses could be higher.

What happens if the Reorganization is not approved?
If the Reorganization is not approved by the Acquired Fund’s shareholders or does not close for any other reason, such shareholders will remain shareholders of the Acquired Fund, and the Acquired Fund will continue to operate. The Acquired Fund’s Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation of the Acquired Fund.

How will shareholder voting be handled?
Shareholders who own shares of the Acquired Fund at the close of business on the Record Date will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Reorganization requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Acquired Fund; or (ii) 67% or more of the outstanding shares of the Acquired Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy (1940 Act Majority Vote).  EQ Fund Solutions (EQ) has been retained by the Acquired Fund to solicit, collect, and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting.  You may also attend the Meeting and cast your vote at the Meeting via live webstream.

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Acquired Fund shares as of the Record Date, please send an email to the Acquired Fund’s proxy solicitor, EQ, at attendameeting@equiniti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Acquired Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Acquired Fund’s name, the number of Acquired Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at 866 721-1324. For technical assistance during the Meeting, please contact EQ at attendameeting@equiniti.com or call 866 721-1324.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the “Voting Information” section of this Proxy Statement/Prospectus.

THE BOARD OF THE ACQUIRED TRUST, ON BEHALF OF THE ACQUIRED FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN FOR THE ACQUIRED FUND.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND FUNDAMENTAL INVESTMENT RESTRICTIONS
How do the investment objectives, principal investment strategies, principal risks, and fundamental investment restrictions of the Acquired Fund compare against those of the Acquiring Fund?
This section will help you compare the investment objectives, principal investment strategies, principal risks, and fundamental investment restrictions of the Acquired Fund and the Acquiring Fund. More complete information may be found in the Funds’ Prospectuses and SAIs.  For a complete description of the Acquiring Fund’s investment objectives, investment strategies, and risks, you should read the Acquiring Fund Prospectus.

If the Reorganization is approved by shareholders, the Acquired Fund may temporarily not meet its investment objective and/or may deviate from its principal investment strategies in advance of the closing of the Reorganization.

Investment Objectives.  The Acquired Fund and Acquiring Fund have similar investment objectives, as described in each of their Prospectuses, and included below. Each Fund’s investment objective is nonfundamental and may be changed without shareholder approval.

Macquarie Tax-Free Arizona Fund (Acquired Fund)	Macquarie Tax-Free USA Fund (Acquiring Fund)
What is the Fund’s investment objective?

Macquarie Tax-Free Arizona Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.

What is the Fund’s investment objective?

Macquarie Tax-Free USA Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have similar principal investment strategies, as described in each of their Prospectuses, and included below.

Each Fund is classified as “diversified” and neither Fund will concentrate its investments in any one industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval. Under normal circumstances, the Acquired Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from Arizona state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Each Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. Municipal debt obligations in which the Acquired Fund may invest may also include securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are also exempt from federal income tax and Arizona state personal income taxes. Each Fund may invest up to 20% of its net assets in high yield fixed income securities (junk bonds).

Each Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation.

Each Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

Macquarie Tax-Free Arizona Fund (Acquired Fund)	Macquarie Tax-Free USA Fund (Acquiring Fund)
What are the Acquired Fund’s principal investment strategies?

Under normal circumstances, the Acquired Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from Arizona state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval.

Municipal debt obligations are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. Municipal debt obligations in which the Acquired Fund may invest may also include securities issued by US territories and possessions (such as the Commonwealth of Puerto Rico, Guam, and the US Virgin Islands) to the extent that these securities are also exempt from federal

What are the Acquiring Fund’s principal investment strategies?

Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Acquiring Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The types of municipal debt obligations in which the Acquiring Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation income tax and Arizona state personal income taxes. The types of municipal debt obligations in which the Acquired Fund may invest include, but are not limited to, advanced refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Acquired Fund may invest up to 20% of its net assets in high yield (junk) bonds. The Acquired Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Acquired Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Acquired Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The Acquired Fund may invest in insured municipal bonds. The Acquired Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation. The Acquiring Fund may invest up to 20% of its net assets in high yield fixed income securities (junk bonds). The Acquiring Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity of between 5 and 30 years. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Acquiring Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Acquiring Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs.

Principal Investment Risks. Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in a Fund may not be appropriate for all investors. Each Fund’s principal risks, as listed in their Prospectuses, are included below.

The Acquired Fund and the Acquiring Fund share the same principal investment risks and risk profile. Even though the Acquired Fund and Acquiring Fund share the same risks, the degree of such risks may vary. Each Fund’s relative risk/return profile cannot be determined by the following risk descriptions and comparisons alone.

Acquired Fund	Acquiring Fund
Market risk	Market risk
Interest rate risk	Interest rate risk
Credit risk	Credit risk
High yield (junk bond) risk	High yield (junk bond) risk
Call risk	Call risk
Liquidity risk	Liquidity risk
Geographic concentration risk	Geographic concentration risk
Alternative minimum tax risk	Alternative minimum tax risk
Government and regulatory risk	Government and regulatory risk
Industry and sector risk	Industry and sector risk
Active management and selection risk	Active management and selection risk

Each below risk is applicable to both the Acquired and Acquiring Fund:

Market risk. The risk that all or a majority of the securities in a certain market—such as the stock or bond market—will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk. The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Credit risk. The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk) bond risk. The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Call risk. The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Liquidity risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk. The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Alternative minimum tax risk. If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

Government and regulatory risk. The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Industry and sector risk. The risk that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

Active management and selection risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Fundamental Investment Restrictions. The Funds have adopted identical fundamental investment restrictions, with the exception of each Fund’s fundamental 80% investment policy. Each Fund has adopted the following fundamental investment restrictions, which cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. Except for the limitation on borrowing, the percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations..

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

What is the historical portfolio turnover of each of the Funds?
The following table shows each Fund’s portfolio turnover rates for the past two fiscal years:

Fund	Portfolio Turnover Rate
Macquarie Tax-Free Arizona Fund (Acquired Fund)
Fiscal year ended 8/31/24	18%
Fiscal year ended 8/31/23	22%
Macquarie Tax-Free USA Fund (Acquired Fund)
Fiscal year ended 8/31/24	28%
Fiscal year ended 8/31/23	65%

Portfolio turnover may generate realized capital gains. Management believes this risk to be extremely low and it is anticipated that any repositioning of Acquired Fund assets prior to the Reorganization and associated portfolio turnover and portfolio transaction costs will be de minimis. Accordingly, management believes the risk of generating realized capital gains due to portfolio turnover in connection with the Reorganization to be extremely low.

INFORMATION ABOUT THE FUNDS
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?
After factoring in applicable expense waivers, it is anticipated that the Acquired Fund shareholder will pay lower annual fund expenses as Acquiring Fund shareholders after the Reorganization. However, such shareholders will be subject to higher contractual advisory fees of the Acquiring Fund as a result of the Reorganization. In addition, if the expense limitation arrangements disclosed below are terminated or amended to increase the expense limits in the future, fees and expenses could be higher. For accounting and financial information purposes, the Acquiring Fund will be the accounting survivor of the Reorganization.

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Funds, depending on the share class you hold. The pro forma expense ratios show projected estimated expenses anticipated to be charged by the Acquiring Fund shares, assuming the Reorganization is completed, but actual expenses may be greater or less than those shown.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.  The operating expenses shown for the Funds are based on expenses incurred as of the dates listed below:

Shareholder Fees (fees paid directly from your investment)			Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waivers and Expense Reimbursements	Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements

Macquarie Tax-Free Arizona Fund as of 8/31/2024
Class A into Acquiring Fund Class A	4.50%	None[1]	0.50%	0.25%	0.37%	1.12%	(0.28%)[2]	0.84%
Class C into Acquiring Fund Class C	None	1.00%[1]	0.50%	1.00%	0.37%	1.87%	(0.28%)[2]	1.59%
Inst. Class into Acquiring Fund Inst. Class	None	None	0.50%	None	0.37%	0.87%	(0.28%)[2]	0.59%
Macquarie Tax-Free USA Fund as of 8/31/2024
Class A	4.50%	None[1]	0.52%	0.25%	0.12%	0.89%	(0.09%)[3]	0.80%
Class C	None	1.00%[1]	0.52%	1.00%	0.12%	1.64%	(0.09%)[3]	1.55%
Inst. Class	None	None	0.52%	None	0.12%	0.64%	(0.09%)[3]	0.55%
Pro Forma Macquarie Tax-Free USA Fund as of 8/31/2024
Class A	4.50%	None[1]	0.52%	0.25%	0.12%	0.89%	(0.09%)[4]	0.80%
Class C	None	1.00%[1]	0.52%	1.00%	0.12%	1.64%	(0.09%)[4]	1.55%
Inst. Class	None	None	0.52%	None	0.12%	0.64%	(0.09%)[4]	0.55%

1 For Class A shares, a 1% contingent deferred sales charge (CDSC) is imposed on certain Class A shares that are purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2 The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.59% of the Fund’s average daily net assets from December 30, 2024 through December 29, 2025. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.
3 The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.55% of the Fund’s average daily net assets from December 30, 2024 through December

29, 2025. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. The Fund’s Class A shares also are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992 and 0.25% on all shares acquired on or after June 1, 1992.
4 Effective upon the closing of the Reorganization, the Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.55% of the Fund’s average daily net assets for at least one year from the close of the Reorganization. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.
How can I compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class?
The examples below are intended to help you compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Reorganization.  The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the examples show expenses for Class C shares, assuming those shares were not redeemed at the end of those periods, and separately, assuming those shares were redeemed at the end of those periods. The examples also assume that your investment has a 5% return each year and reflect the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10.  Any investment advisory fee waiver for the Acquiring Fund after the Reorganization is only reflected in the examples through the waiver period.  Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$532	$763	$1,013	$1,728
Acquiring Fund	$528	$712	$912	$1,489
Pro forma Acquiring Fund (after the Reorganization)	$528	$712	$912	$1,489
Class C (if not redeemed)	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$162	$561	$985	$2,168
Acquiring Fund	$158	$508	$883	$1,936
Pro forma Acquiring Fund (after the Reorganization)	$158	$508	$883	$1,936
Class C	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$262	$561	$985	$2,168
Acquiring Fund	$258	$508	$883	$1,936
Pro forma Acquiring Fund (after the Reorganization)	$258	$508	$883	$1,936
Institutional Class	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$60	$250	$455	$1,047
Acquiring Fund	$56	$196	$348	$790
Pro forma Acquiring Fund (after the Reorganization)	$56	$196	$348	$790

Who manages the Funds?
The Funds’ investment manager is DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA   19106-2354. The Manager and its predecessors have been managing Macquarie Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (MIMBT), which is a Delaware statutory trust. MIMBT is a wholly owned subsidiary of Macquarie Group Limited and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions. As of September 30,

2024 MAM managed approximately $627.9 billion in assets for institutional and individual clients. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.

For each Fund, the Manager’s fee is based on a percentage of average net assets as described further in the Fund’s SAI.  For its services to the Acquiring Fund and the Acquired Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of average daily net assets during the last fiscal year, as follows:

Fund	Aggregate Fee
Macquarie Tax-Free Arizona Fund (Acquired Fund)	0.22%
Macquarie Tax-Free USA Fund (Acquiring Fund)	0.43%

A discussion of the basis for each Board’s approval of the applicable Fund’s investment advisory contract is available in the applicable Fund’s Form N-CSR filing (Acquiring Fund and Acquired Fund) for the fiscal year or period, as applicable, ended August 31, 2024, which is filed with the SEC and is available on the Funds’ website.

On September 19, 2024, the SEC announced that MIMBT had entered into a settlement agreement with the SEC consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC’s findings.

Under the Settlement Order, the SEC found that, between January 2017 and April 2021 (Period): (i) MIMBT valued certain collateralized mortgage-backed obligations (CMOs) at inflated prices; (ii) MIMBT executed dealer-interposed and internal cross trades of those CMOs between registered investment company clients and other clients at prices that deviated from market prices; (iii) certain disclosures of MIMBT relating to performance, valuation, liquidity and cross trading contained false and misleading statements and omissions; and (iv) MIMBT failed to implement policies and procedures relating to valuation, conflicts of interest and cross trades.

As part of the settlement, MIMBT was ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. A copy of the Settlement Order is available on the SEC’s website at https://www.sec.gov/files/litigation/admin/2024/ia-6709.pdf.

MIMBT made payments to the following Funds in connection with cross trades and valuation of CMOs during the Period (collectively, CMO Funds):

• Macquarie Limited-Term Diversified Income Fund
• Macquarie Diversified Income Fund*
• Macquarie Strategic Income Fund*
• Macquarie Wealth Builder Fund*

*MIMBT made payments to the Fund in connection with cross trades and valuation of CMOs involving other funds that have since been reorganized into the Fund.

MIMBT has been ordered to pay a civil penalty to the SEC, as well as disgorgement of management fees in respect of the CMO Funds relating to the Period and interest. The SEC may in its discretion make payments to shareholders of the CMO Funds and shareholders of certain predecessor funds pursuant to a Fair Fund. If the SEC creates a Fair Fund, information regarding the operation of the Fair Fund will be made available to eligible shareholders.

Portfolio Managers of the Funds

The Acquired Fund and Acquiring Fund share the same portfolio managers, Gregory Gizzi, Stephen Czepiel, and William Roach. Mr. Gizzi, Mr. Czepiel, and Mr. Roach are primarily responsible for the day-to-day management of the Funds.
Gregory Gizzi, Senior Managing Director, Head of US Fixed Income and Head of Municipal Bonds. Mr. Gizzi has managed the Acquiring Fund and the Acquired Fund since December 2012.

Stephen Czepiel, Managing Director, Senior Portfolio Manager. Mr. Czepiel has managed the Acquiring Fund and the Acquired Fund since July 2007.
William Roach, CFA, CMT, Senior Vice President, Senior Portfolio Manager. Mr. Roach has managed the Acquiring Fund and the Acquired Fund since May 2023.

The Acquiring Fund’s portfolio managers will continue to manage the surviving Fund after the Reorganization.

The SAIs for the Funds provide additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.  For information on how to obtain a copy of the SAIs for the Funds, please see the section entitled, “More Information about the Funds.”

Manager of Managers Structure

The Funds and the Manager have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Boards, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure).  Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Boards, for overseeing the Funds’ sub-advisors and recommending to the Boards their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.  The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval.  Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Funds and the Manager also have an exemptive order from the SEC that allows the approval of a new sub-advisor to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.

How do the performance records of the Funds compare?
The bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance.  Each Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Funds’ most recently available month-end performance by calling (800) 523‑1918 or by visiting our website at macquarie.com/mam/performance.

Macquarie Tax-Free Arizona Fund (Acquired Fund)
Acquired Fund
Calendar year-by-year total return (Class A)

15%
10%
5%
0%
-5%
-10%
-15%
-20%
3.03%
0.86%
4.72%
0.71%
7.24%
5.24%
4.30%
-13.74%
6.75%
2.79%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 11.87% for the quarter ended December 31, 2023, and its lowest quarterly return was -6.73% for the quarter ended September 30, 2023. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2024
	1 year	5 years	10 years
Class A return before taxes	-1.87%	-0.17%	1.54%
Class A return after taxes on distributions	-1.87%	-0.20%	1.52%
Class A return after taxes on distributions and sale of Fund shares	0.25%	0.55%	1.89%
Class C return before taxes	1.03%	0.04%	1.25%
Institutional Class return before taxes	3.04%	1.02%	2.27%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.
Macquarie Tax-Free USA Fund (Acquiring Fund)

Acquiring Fund
Calendar year-by-year total return (Class A)

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
3.44%
-0.10%
6.16%
0.34%
8.07%
8.36%
5.18%
-16.22%
11.15%
2.48%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 13.67% for the quarter ended December 31, 2023, and its lowest quarterly return was -8.17% for the quarter ended March 31, 2022. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2024

	1 year	5 years	10 years
Class A return before taxes	-2.11%	0.77%	2.14%
Class A return after taxes on distributions	-2.11%	0.65%	2.05%
Class A return after taxes on distributions and sale of Fund shares	0.35%	1.36%	2.42%
Class C return before taxes	0.73%	0.93%	1.84%
Institutional Class return before taxes	2.84%	1.96%	2.88%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Where can I find more financial information about the Funds?
Each Fund’s Annual Report contains a discussion of their performance during their most recent fiscal year and each Fund’s Form N-CSR filing shows per share information for each of the previous five fiscal years. These documents, and the Funds’ most recent Semiannual Reports are available upon request.  (See “More Information about the Funds”).

REASONS FOR THE REORGANIZATION
The Acquired Fund and Acquiring Fund share the same Board of Trustees. At a meeting of the Boards of Trustees of the Trusts held on February 11-13, 2025 (the Board Meeting), DMC recommended to the Board of each Trust, on behalf of the applicable Fund, that they approve the Reorganization.

In advance of the Board Meeting and at the Boards’ November 2024 meeting, DMC provided detailed information to the Boards about the Reorganization including about: (1) the investment objectives and principal investment strategies and risks of the Funds; (2) current and future estimated fees and expenses of the Funds; (3) comparative short and long-term investment performance of the Funds; (4) portfolio characteristics, including holdings overlap and management team overlap; (5) the rationale for the Reorganization, including contemplated benefits and costs; (6) allocation of Reorganization expenses; and (7) federal income tax consequences of the Reorganization (e.g., capital loss carryforwards) for the Funds’ shareholders. DMC represented to the Boards that it believes the Reorganization is in the best interest of the Funds and the Reorganization will not result in the dilution of the interests of the shareholders of the Funds.  The Independent Trustees also met separately with their legal counsel.

Based upon their evaluation of the relevant information presented to them, the Board of each Trust, on behalf of its applicable Fund, including a majority of the Independent Trustees of each, determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Reorganization.  The determination to approve the Reorganization was made separately and on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant to the Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

In approving the Plan and the Reorganization, the key factors (whether positive or negative) that the Boards considered based upon the information described above are outlined below:
1.
The Acquiring Fund and the Acquired Fund share similar investment objectives and principal investment strategies, identical principal risks, and identical fundamental investment restrictions, with the exception of each Fund’s fundamental 80% investment policy.

2.
The Acquiring Fund and the Acquired Fund have some portfolio holding overlap and the same portfolio management teams, which is anticipated to mitigate transaction costs in connection with the Reorganization.

3.
The Acquiring Fund’s overall net expense ratio is expected to be equal to the Acquired Fund’s net expense ratio following the Reorganization taking into account applicable expense limitation arrangements.

4.	The Acquiring Fund’s expense limitation agreements will remain in place for a minimum of twelve months following the Reorganization.
5.	The assets under management of each Fund (e.g., a smaller fund going into a larger fund) and DMC’s view on ability to garner additional assets of each Fund outside of the Reorganization.
6.
The Acquiring Fund’s assets will increase as a result of the Reorganization which may result in increased economies of scale and may help the Acquiring Fund get closer to breakpoints in the management fee schedules, which may allow them to benefit from lower management fees in the future.

7.	Potential increased distribution opportunities due to the increased size of the combined Acquiring Fund.
8.	Potential increased distribution attention due to the reduced number of similar Macquarie Funds.
9.
Potential other benefits described by DMC to the Boards (including, but not limited to, executing on management’s business strategy for the fund complex, reducing competition between duplicative fund offerings, optimizing the fund complex’s product suite and focusing distribution efforts).

10.	The performance of the Acquired Fund across various periods based on information provided at the Board Meeting is generally favorable as compared to the Acquiring Fund.
11.	The Reorganization will be effected on the basis of each Fund’s net asset value per share and will not result in the dilution of the interests of shareholders of any Fund.

12.
The Total  Reorganization Costs will be split as follows: combined with the total costs of reorganization proposals proposed to occur around the same time as the Reorganization for other Macquarie Funds that are not referenced in this Proxy Statement/Prospectus, two thirds paid by each related acquiring fund and acquired fund together, with individual Fund contributions to be assessed based on proportional assets, to ensure that smaller funds are not disadvantaged, and one third by DMC.

13.	The Reorganization will be effected on a tax-free basis.

The Boards also considered alternatives to the Reorganization, such as the liquidation of the Acquired Fund, and the related potential costs and benefits (including, for example, whether a Fund would pay for the cost of liquidation and shareholders would potentially be subject to increased tax liability).  Each Board also considered that a merger with the Acquiring Fund would benefit Acquired Fund shareholders because, among other things, they will be invested in a larger fund managed by the same investment team with greater potential to grow its assets.
The Boards also considered that it is a condition to the closing of the Reorganization that the Funds receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for US federal income tax purposes for shareholders of the Funds.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?
Investment Advisory Fees.  DMC is the investment advisor of each Fund.  DMC has entered into identical investment advisory agreements relating to each Fund, except that the investment advisory fees differ. The investment advisory fees as a percentage of each Fund’s average daily net assets are set forth below:

Acquired Fund Investment Advisory Fee	Acquiring Fund Investment Advisory Fee
0.50% on the first $500 million 0.475% on the next $500 million 0.45% on the next $1.5 billion 0.425% on assets in excess of $2.5 billion	0.55% on the first $500 million 0.50% on the next $500 million 0.45% on the next $1.5 billion 0.425% on assets in excess of $2.5 billion

The size of the Acquiring Fund’s assets has caused the Acquiring Fund to have reached an advisory fee breakpoint. However, the contractual advisory fee schedule of the Acquiring Fund is higher than that of the Acquired Fund at certain breakpoint levels. With waivers, it is anticipated that the Acquiring Fund’s total annual fund operating expenses will remain the same and Acquired Fund shareholders will experience lower total annual fund operating expenses upon the Reorganization. As of January 31, 2025, the Acquired Fund had approximately $56.7 million in assets and the Acquiring Fund had approximately $1,250.7 million in assets.

Distribution Services.  The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under separate Distribution Agreements dated April 19, 2001, as amended and restated January 4, 2010, and as further amended and restated on February 25, 2016 with respect to each Fund. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A and Class C shares of each Fund under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of Macquarie Management Holdings, Inc. (MMHI) and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Macquarie Funds.

Rule 12b-1 Plan.  The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, have adopted a distribution plan under Rule 12b-1 (the “Rule 12b-1 Plan”) of the 1940 Act for each Fund’s Class A and Class C shares. Although actual distribution expenses may be more or less, Class A shares of each Fund incur annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of a Fund. In addition, Class C shares of each Fund incur annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of the average daily net assets of Class C shares of a Fund. Please refer to the “Purchasing Shares” section in each Fund’s SAI for additional information.

* * * * *
SHARE ACCOUNT INFORMATION
Purchase, Exchange and Redemption Procedures.  Generally, there are no differences between each Fund’s procedures with regard to the purchase, exchange, and redemption of Fund shares.  You may refer to the Prospectus for each Fund under the sections entitled “How to buy shares,” “How to redeem shares” and “Investor services – Exchange of shares” for the purchase, redemption, and exchange procedures applicable to the purchases, redemptions, and exchanges of each Fund’s shares.

You may purchase or redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at macquarie.com/mam/account-access; by calling 800 523-1918; by regular mail (c/o Macquarie Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100.  For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the Funds’ Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Investing in the Funds. You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in a Fund’s Prospectus below and free of charge on the Macquarie Funds website at macquarie.com/USfunds. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in a Fund’s Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in a Fund’s Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise offered by the financial intermediary. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class. Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares. Class A and Class C shares of each Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain existing investors or programs sponsored by certain intermediaries that were eligible under prior eligibility requirements may continue to invest in a particular share class.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from a Fund’s share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class A:

•	Class A shares of the Acquiring Fund and the Acquired Fund have an upfront sales charge of up to 4.50% that you pay when you buy the shares.
•	If you invest $100,000 or more, your front-end sales charge will be reduced.
•	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.
•	Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.
•	Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the tables below.
•	Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.
•	In addition, you may have received Class A shares as the result of a merger or reorganization of a predecessor fund.

Class A sales charges:
The table below details your sales charges on purchases of Class A shares of both the Acquiring and Acquired Fund. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 or more	none*	none*

* There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares of both the Acquired and Acquiring Fund, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Macquarie Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C:
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•	Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.
•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C’s higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

•	You may purchase only up to $250,000 of Class C shares at any one time. Orders that equal or exceed $250,000 will be rejected.
•	Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Macquarie Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.
Institutional Class:
•	Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund.
•	Institutional Class shares are not subject to a CDSC.
•	Institutional Class shares do not assess a 12b-1 fee.
•	Institutional Class shares are available for purchase only by the following:
o
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

o
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

o
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs;

o	Exchanges from the Institutional Class shares of Macquarie Ultrashort Fund.
o	private investment vehicles, including, but not limited to, foundations and endowments; or
o
(i) current and former officers, Trustees/Directors, and employees of any Macquarie Fund, the Manager, any of the Manager’s affiliates, or any predecessor fund to a Macquarie Fund, provided that such shares are either held in an account opened directly with a Fund or are held through an account with a financial intermediary that permits the purchase of such shares. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing individuals identified in this paragraph may also purchase Institutional Class shares subject to the same account requirements.

o	In addition, you may have received Institutional Class shares as the result of a merger or reorganization of a predecessor fund.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Each Fund reserves the right to modify or waive the above policies at any time without prior notice to shareholders.

Dealer compensation. The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.
Class A [1]		Class C [2]
Commission (%)	—	1.00%
Investment less than $100,000	4.00%	—
$100,000 but less than $250,000	3.00%	—
$250,000 but less than $500,000	1.00%	—
$500,000 but less than $1 million	1.00%	—
$1 million but less than $5 million	1.00%	—
$5 million but less than $25 million	0.50%	—
$25 million or more	0.25%	—
12b-1 fee to dealer	0.25%	1.00%

 1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. Additionally, Macquarie Tax-Free Pennsylvania Fund's Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992, and 0.25% on all shares acquired on or after June 1, 1992. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.
 2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Payments to intermediaries.  The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Macquarie Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Macquarie Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and

FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

How to reduce your sales charge.  We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds’ transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in a Fund’s Prospectus and to the Fund’s SAI for detailed information and eligibility requirements. Please note that your financial intermediary’s policies may differ. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Macquarie Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Funds’ transfer agent and also hold shares of Macquarie Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class shares have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation:
Through a letter of intent, you agree to invest a certain amount in Macquarie Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in each Fund’s SAI). Macquarie Funds do not accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and all other classes of Macquarie Funds, as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase.  You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in the Funds’ Prospectus.

Class A	Class C
Available.
Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares:
Up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge.  For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information.

Class A	Class C
Available.	Not available.

Buying Class A shares at net asset value:  Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. Certain existing investors or programs sponsored by certain intermediaries that were eligible to purchase Class A shares of a Fund at NAV may continue to be eligible to purchase Class A shares at NAV. The Funds reserve the right to modify or terminate these arrangements at any time.

•	Shares purchased under the Macquarie Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.
•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Macquarie Fund, the Manager, any of the Manager’s current affiliates and those that may in the future be created, or any predecessor fund to a Macquarie Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Macquarie Funds; (ii) current employees of legal counsel to Macquarie Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Macquarie Funds.
•	Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.
•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of a Fund’s Institutional Class or Institutional Class, if applicable.

•	Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.
•	Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.
Waivers of contingent deferred sales charges.  Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs. Your financial intermediary may offer waivers for certain account types or programs that may be different than what is noted below. See the “Broker-defined sales charge waiver policies” section or contact your financial intermediary for information on program availability.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•	Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.
Certain existing investors or programs sponsored by certain intermediaries that were eligible for waivers of CDSCs may continue to be eligible for those waivers of CDSCs.

How to buy shares.

Through your financial intermediary
Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Macquarie Funds Service Center
By mail:
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Macquarie Funds at P.O. Box 534437, Pittsburgh, PA 15253-4437 for investments by regular mail or Macquarie Funds Service Center at Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 for

investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Macquarie Funds Service Center at Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Macquarie Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, a Fund’s Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire:
Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Macquarie Funds Service Center at 800 523-1918 so we can assign you an account number.

By exchange:
You may exchange all or part of your investment in one or more Macquarie Funds for shares of other Macquarie Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Macquarie Funds Service Center at 800 523-1918.

Through automated shareholder services:
Eligible accounts may purchase or exchange shares through our automated telephone service or through our website, macquarie.com/USfunds. For more information about your eligibility and how to sign up for these services, call our Macquarie Funds Service Center at 800 523-1918.

Calculating share price.  The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Macquarie Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Boards. Pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size. While the Funds do not seek to purchase odd lots as a general rule, a Fund may from time to time trade in smaller “odd lot” sizes. Odd lots typically trade at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of a fund that holds odd lots. For all other securities, we use methods approved by the Boards that are designed to price securities at their fair market values.

Fair valuation.  For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be considered readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940 (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Boards of Trustees has designated the Manager as the valuation designee (Valuation Designee) for each Fund to perform the fair value determination relating to all applicable Fund investments. The Manager has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and the Manager may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Boards and subject to the Boards’ oversight. Subject to its oversight, the Valuation Designee may value Fund securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

When the Valuation Designee uses fair value pricing, the Valuation Designee may take into account any factors it deems appropriate. For example, the Valuation Designee may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

A Fund may use fair value pricing relatively frequently for securities traded primarily in non-US markets. If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities.

Fair value prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

Document delivery.  To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Macquarie Funds Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts. Please note that if your account is deemed to be unclaimed or abandoned under applicable state law, a Fund may be required to transfer (or “escheat”) the assets in that account to the appropriate state. Some states may sell escheated shares, in which case a shareholder may only be able to recover the amount received when the shares were sold. For shareholders that invest through retirement accounts, the escheatment will be treated as a taxable distribution and federal and any applicable state income tax may be withheld. Each Fund, its Board, and the Fund’s transfer agent will not be liable to shareholders for good faith compliance with state unclaimed or abandoned property laws. To avoid these outcomes and protect their property, shareholders that invest in a Fund through an account held directly with the Fund’s transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone at 800 523-1918, or by logging into their account.

How to redeem shares.  Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Funds may use lines of credit to meet redemption requests. Availability of these services may be limited by your financial intermediary and by the way your account is registered with Macquarie Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary
Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Macquarie Funds Service Center
By mail:
You may redeem your shares by mail by writing to: Macquarie Funds at P.O. Box 534437, Pittsburgh, PA 15253-4437 for redemption requests by regular mail or Macquarie Funds Service Center at Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Macquarie Funds Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Macquarie Funds Service Center at Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Macquarie Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s)

exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, a Fund’s Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds’ post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone:
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:
•	By check — Sent to your address of record, provided there has not been an address change in the last 30 days.
•	By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.
•	By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.
•	Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.
Through automated shareholder services
Eligible accounts may redeem shares through our automated telephone service or through our website, macquarie.com/USfunds. For more information about your eligibility and how to sign up for these services, call our Macquarie Funds Service Center at 800 523-1918.

Redemptions-in-kind
The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts.  For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Institutional Class shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services.  To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Macquarie Funds website at macquarie.com/USfunds, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Macquarie Funds.

Online account access
Online account access is a password-protected area of the Macquarie Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery
With Macquarie Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan
The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit
With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option
With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Macquarie Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan
Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Macquarie Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares
You may generally exchange all or part of your shares for shares of the same class of another Macquarie Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the applicable fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in a Fund’s Prospectus.

On demand service
The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service
Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan
You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Right to discontinue offering shares and/or to merge or liquidate a share class
To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class. For any blocked accounts involving a liquidating fund, a shareholder’s account may be moved into Macquarie Ultrashort Fund if no instruction is given upon receipt of a fund’s pending liquidation.

Frequent trading of Fund shares (market timing and disruptive trading).  The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Boards have adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Macquarie Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds’ market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds’ then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm ET or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Fund from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, Distributions and Taxes.

Dividends and distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly.

The Funds will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.
Annual statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “buying a dividend”
At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be exempt from regular federal income tax.

Each Fund may also make distributions that are taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

Exempt-interest dividends. Dividends from the Funds will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. These dividends may be taxable to corporate shareholders subject to a state’s corporate franchise tax, corporate income tax, or both and such shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining federal alternative minimum tax for noncorporate shareholders, unless such bonds were issued in 2009 or 2010.

While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund’s shares, to decline.
Taxable income dividends. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.
Capital gain distributions. Each Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.
Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Macquarie Fund is the same as a sale. The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (covered shares). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Macquarie Funds website at macquarie.com/USfunds as the information becomes available.
Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and local taxes. Except as otherwise provided in the section below entitled “State tax considerations,” Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.
Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), each Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
State tax considerations
The following sections address certain state income tax aspects of distributions from the Funds. However, it is for general information only and should not be construed as tax advice. You should consult your tax advisor before making an investment in a Fund. Unless otherwise noted, the discussion is limited to state income taxes applicable to individual shareholders. In addition, many states require that the portion of a Fund’s income that is exempt from taxation be specifically designated.
Arizona state taxation. Exempt-interest dividends paid by Macquarie Tax-Free Arizona Fund are excluded from Arizona taxable income for purposes of the Arizona individual income tax if the dividends are excluded from gross income for federal income tax purposes and if the dividends are derived from interest on:
• obligations of the State of Arizona and its political subdivisions; or
• qualifying obligations of US territories and possessions that are exempt from state taxation under federal law.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
INFORMATION ABOUT THE REORGANIZATION AND THE PLAN
This is only a summary of the Plan.  For more information on the Plan, you should read the Form of Agreement and Plan of Reorganization, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?
The Reorganization will take place after the parties to the Plan satisfy various conditions.  On the Closing Date (as defined in the Plan), the Acquired Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume all obligations and liabilities not discharged by the Acquired Fund, including all liabilities relating to operations prior to the closing of the Reorganization.  In exchange, the Acquired Trust, on behalf of the Acquired Fund, will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders.  The value of the Assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (NYSE) (normally 4:00 pm, ET) on the Closing Date (the Valuation Date).  The value of the Acquired Fund’s net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective Prospectus and SAI.

The stock transfer books of the Acquired Fund will be permanently closed immediately after the finalization of the Fund’s net asset value on the Closing Date.  The Acquired Fund will accept requests for redemption only if received in proper form before that time.  Requests received after that time will be considered requests to redeem shares of the Acquiring Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Boards.  The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date as follows: (1) by mutual consent of the Trusts; (2) by the Acquiring Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquired Trust or waived by the Acquiring Trust; or (3) by the Acquired Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquiring Trust or waived by the Acquired Trust.

Who will pay the expenses of the Reorganization?
The expenses related to the Reorganization (excluding brokerage costs, if any), including the costs associated with the delivery of this Proxy Statement/Prospectus, are anticipated to be approximately $215,882-$268,426. The total costs of the Reorganization will be combined with the total costs of reorganizations proposed to occur around the same time as the Reorganization for other Macquarie Funds that are not referenced in this Proxy Statement/Prospectus (the “Total Reorganization Costs”). The Total Reorganization Costs will be split as follows: two thirds to be paid by the acquiring funds and acquired funds together, with individual fund contributions to be assessed based on proportional assets, and one third to be paid by DMC. Costs anticipated to be incurred (a) by the Acquired Fund are $6,317- $7,855 (or 0.011% - 0.013%) (b) by the Acquiring Fund are $137,604 – $171,096 (or 0.011% - 0.013%) and (c) DMC $71,961 - $89,475.

What are the tax consequences of the Reorganization?
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the Code), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and each shareholder should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has elected and qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date. Each Fund shall make all dividend declarations and distributions necessary to allow each Fund to maintain the special tax treatment afforded regulated investment companies under Subchapter M of the Code.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  Neither the Acquired Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization.  Based on certain assumptions and customary representations to be made on behalf of the Acquired Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trusts’ legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion to the effect that, for federal income tax purposes, (i) Acquired Fund shareholders will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Acquired Fund’s assets, (iii) the Acquired Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Acquired Fund, (iv) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Acquired Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by the Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Acquired Fund Dividend Distribution. Prior to the closing of the Reorganization, the Acquired Fund will seek to distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. Each shareholder should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

General Limitation on Capital Losses.  Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Acquired Fund upon the closing of the Reorganization for federal income tax purposes.  Capital losses of a Fund may be carried forward indefinitely to offset future capital gains. The capital loss carryovers of the Acquired Fund and the Acquiring Fund will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to a combined Acquiring Fund and its shareholders post-closing.  First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Acquired Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Acquired Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquired Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Acquired Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

	Macquarie Tax-Free Arizona Fund as of 8/31/2024	Macquarie Tax-Free USA Fund as of 8/31/2024
Aggregate Capital Loss Carryovers	$ 3,514,678	$ 116,948,520
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$ (2,120,377)	$ 41,766,589
Net Assets	$ 57,940,011	$ 1,220,921,586
Approximate Annual Limitation for Capital Losses*	N/A	9,683,018

*Based on the long-term tax-exempt rate for ownership changes during December 2024 of 3.43%.  The actual limitation will equal the aggregate NAV of the Acquired Fund on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Acquired Fund on the Closing Date that is recognized in a taxable year.

Appreciation in Value of Investments.  Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund.  As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.  Please see the chart below for the unrealized appreciation or deprecation in value of investments as a percentage of NAV for the Reorganization.  Shareholders of the Acquired Fund may:
•
receive a greater amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined fund’s unrealized appreciation as a percentage of net asset value is greater than the Acquired Fund’s;

•
receive a lesser amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined fund’s unrealized appreciation as a percentage of net asset value is lesser than the Acquired Fund’s;

•
receive a greater amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined fund’s unrealized depreciation as a percentage of net asset value is lesser than the Acquired Fund’s; or

•
receive a lesser amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined fund’s unrealized depreciation as a percentage of net asset value is greater than the Acquired Fund’s.

Acquired Fund Name	Unrealized Appreciation or (Depreciation) as a % of NAV	Acquiring Fund Name	Unrealized Appreciation or (Depreciation) as a % of NAV	Approximate Unrealized Appreciation or (Depreciation) as a % of NAV on a combined basis
Macquarie Tax-Free Arizona Fund	(2.52)% as of 9/30/2024	Macquarie Tax-Free USA Fund	4.60% as of 9/30/2024	4.28%

General. You should consult your tax advisor regarding the effect to you, if any, of the Reorganization and any related activities described above in light of your particular circumstances, as well as the state and local tax consequences, or any federal taxes other than income taxes, if any, of the Reorganization and any related activities because this discussion is only a general summary of certain the federal income tax consequences.

What should I know about shares of the Acquired Fund and Acquiring Fund?
Upon the Closing of the Reorganization, Acquired Fund shares will merge with and into Acquiring Fund shares as follows:

Acquired Fund/Classes*	Acquiring Fund/Classes*
Macquarie Tax-Free Arizona Fund ($56.7), a series of Voyageur Insured Funds	Macquarie Tax-Free USA Fund ($1,250.7), a series of Delaware Group Tax-Free Funds
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class
* Assets under management as of January 31, 2025 in $ millions.

Acquired Fund shareholders will receive shares at net asset value of the Acquiring Fund.  The different fees and expenses of each Class are provided above in the section “What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?”

Full and fractional Acquiring Fund shares will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above.  When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights.  Acquiring Fund shares will be recorded electronically in each shareholder’s account.  The Acquiring Fund will then send a confirmation to each shareholder.  The Acquiring Fund shares to be issued in the course of the Reorganization have the same rights and privileges as your shares of the Acquired Fund.

Like the Acquired Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders.  An Acquiring Fund may hold special meetings for matters requiring shareholder approval.  A shareholder meeting may also be called at any time by the Chairman, the President of a Trust, in the absence of the Chairman, or any Vice President or other authorized officer of a Trust, in the absence of the Chairman and the President.

Capital Structure.  Each Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with each Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable.  Shareholders do not have preemptive rights.  All shares of a Fund represent an undivided proportionate interest in the assets of the Fund.  Shareholders of each Fund’s Institutional Class may not vote on any matter that affects the Class A’s or Class C’s (together, the “Retail Classes”) distribution plans under Rule 12b-1.  Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. However, a Fund’s Class C shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of each Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those Classes.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?
The following table sets forth, as of December 31, 2024, the separate capitalizations of Macquarie Tax-Free Arizona Fund (Acquired Fund) and Macquarie Tax-Free USA Fund (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.  The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments to Capitalization[1,2] (unaudited)	Acquiring Fund after Reorganization[1]

	(unaudited)	(unaudited)		(estimated)

				(unaudited)
Net assets (all classes)	$57,072,405.82	$1,253,370,393.49	$(178,951.00)	$1,310,263,848.31
Total shares outstanding	5,561,488.469	118,817,297.213	(143,254.553)	124,235,531.129

Class A net assets	$41,174,892.59	$694,498,345.58	$(100,461.82)	$735,572,776.35
Class A shares outstanding	4,012,400.899	66,067,570.931	(94,713.688)	69,985,258.142
Class A net asset value per share	$10.26	$10.51		$10.51

Class C net assets	$967,135.25	$10,083,896.35	$(1,509.10)	$11,049,522.50
Class C shares outstanding	94,008.330	959,090.245	(1,987.850)	1,051,110.725
Class C net asset value per share	$10.29	$10.51		$10.51

Institutional Class net assets	$14,930,377.98	$548,788,151.56	$(76,980.08)	$563,641,549.46
Institutional Class shares outstanding	1,455,079.240	51,790,636.037	(46,553.015)	53,199,162.262
Institutional Class net asset value per share	$10.26	$10.60		$10.60

[1] Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.
[2] Reflect adjustments for the costs of the Reorganization incurred by each Fund, which are anticipated to be approximately $6,317- $7,855 for the Acquired Fund and $137,604 – $171,096 for the Acquiring Fund.

Do the Trustees and Officers own shares of the Funds?
As of February 28, 2025, the officers and Trustees of the Acquired Trust directly owned less than 1% of the outstanding shares of each Class of the Acquired Fund.

As of February 28, 2025, the officers and Trustees of the Acquiring Trust directly owned less than 1% of the outstanding shares of each Class of the Acquiring Fund.

Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?
As of February 28, 2025, DMC believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. DMC does not have knowledge of beneficial owners.

Fund Name	Name and Address of Account	Percentage
MACQUARIE TAX-FREE ARIZONA FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	6.99%
MACQUARIE TAX-FREE ARIZONA FUND CLASS A	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	5.45%

Fund Name	Name and Address of Account	Percentage
MACQUARIE TAX-FREE ARIZONA FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	10.24%
MACQUARIE TAX-FREE ARIZONA FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	5.25%
MACQUARIE TAX-FREE ARIZONA FUND CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.54%
MACQUARIE TAX-FREE ARIZONA FUND CLASS A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	14.95%
MACQUARIE TAX-FREE ARIZONA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.50%
MACQUARIE TAX-FREE ARIZONA FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	33.99%

Fund Name	Name and Address of Account	Percentage
MACQUARIE TAX-FREE ARIZONA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	55.88%
MACQUARIE TAX-FREE ARIZONA FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.20%
MACQUARIE TAX-FREE ARIZONA FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	26.63%
MACQUARIE TAX-FREE ARIZONA FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.61%
MACQUARIE TAX-FREE ARIZONA FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	20.09%
MACQUARIE TAX-FREE ARIZONA FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.60%

Fund Name	Name and Address of Account	Percentage
MACQUARIE TAX-FREE ARIZONA FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.31%
MACQUARIE TAX-FREE ARIZONA FUND INSTITUTIONAL CLASS	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.25%
MACQUARIE TAX-FREE USA FUND CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.65%
MACQUARIE TAX-FREE USA FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	5.81%
MACQUARIE TAX-FREE USA FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	25.95%
MACQUARIE TAX-FREE USA FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.23%

Fund Name	Name and Address of Account	Percentage
MACQUARIE TAX-FREE USA FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.61%
MACQUARIE TAX-FREE USA FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.40%
MACQUARIE TAX-FREE USA FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	9.16%
MACQUARIE TAX-FREE USA FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	16.61%
MACQUARIE TAX-FREE USA FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	7.37%
MACQUARIE TAX-FREE USA FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	21.67%

Fund Name	Name and Address of Account	Percentage
MACQUARIE TAX-FREE USA FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.10%
MACQUARIE TAX-FREE USA FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.43%
MACQUARIE TAX-FREE USA FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.19%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	15.51%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	25.43%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	14.24%

Fund Name	Name and Address of Account	Percentage
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.67%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.84%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.08%
MACQUARIE TAX-FREE USA FUND INSTITUTIONAL CLASS	SEI PRIVATE TRUST COMPANY ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	5.36%

VOTING INFORMATION
How many votes are necessary to approve the Plan?
A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Acquired Fund is required to approve the Plan. Each Acquired Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Acquired Fund held at the close of business on the Record Date.  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

33-1/3% of the Acquired Fund’s shares present in person or represented by proxy and entitled to vote at the Meeting shall constitute a quorum. It is the Acquired Fund’s understanding that broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting and therefore, those shares will not be treated as present for the purpose of the Meeting. As a result, there are unlikely to be any “broker non-votes” at the Meeting. If enough shareholders do not vote or provide instructions to their broker-dealers to vote on their behalf, quorum may not be achieved for the Meeting or the Acquired Fund may not receive sufficient votes for the proposal to pass.

The Meeting will be conducted via live webstream. If you were a record holder of Acquired Fund shares as of the Record Date, please email EQ at attendameeting@equiniti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name(s) in the subject line and provide your name and address in the body of the email.  EQ will then email you the credentials to participate in the Meeting and instructions for voting during the Meeting. If you held Acquired Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Acquired Fund name, the number of Acquired Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials to participate in the Meeting and instructions for voting during the Meeting.

The live webstream will only be active for the date and time of the Meeting. Please contact EQ at attendameeting@equiniti.com or 866 721-1324 with any questions regarding access to the Meeting or for technical assistance in accessing the Meeting, and an EQ representative will contact you to answer your questions. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Meeting. For technical assistance during the Meeting, please contact EQ at attendameeting@equiniti.com or call 866 721-1324.

If you do not expect to be present at the Meeting via live webstream and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the proposals. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the proposals, the proxy will be voted “FOR” the Plan and in accordance with the judgment of the persons appointed as proxy upon any other matter that may properly come before the Meeting or adjournment or postponement of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via live webstream and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via live webstream and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via live workstream and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments or postponements thereof. Attendance by a shareholder at the Meeting via live workstream does not, in itself, revoke a proxy.

May I revoke my proxy?
Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via live webstream and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via live webstream and vote or legally appoint another proxy to vote on your behalf.

What other matters will be voted upon at the Meeting?
The Board of the Acquire Fund does not intend to bring any matters before the Meeting other than that described in this Proxy Statement/Prospectus.  The Board of the Acquired Fund is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Manager.

Who is entitled to vote?
Shareholders of record of the Acquired Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of the Acquired Fund as of the Record Date:
Acquired Fund	Class	Total Shares
Macquarie Tax-Free Arizona Fund	A	4,098,399.204
Macquarie Tax-Free Arizona Fund	C	94,884.339
Macquarie Tax-Free Arizona Fund	Institutional	1,416,577.530
	Total	5,609,861.073

How will proxies be solicited?
EQ, a professional proxy solicitation firm (the Solicitor), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $131,990, plus expenses.  The Acquired Fund expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Acquired Fund shareholders may be contacted, such as by telephone, mail, or email, if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Acquired Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Proxy Statement/Prospectus.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
The Acquired Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Acquired Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Acquired Fund or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, mail, email, or personally.
The Acquired Fund expects that, before the Meeting, broker-dealer firms holding shares of the Acquired Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Acquired Fund understands that current NYSE rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?
If the Reorganization is approved at the Meeting, shareholders of the Acquired Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Acquired Fund’s Agreement and Declaration of Trust and By-Laws do not provide for them. Shareholders of the Acquired Fund, however, will be able to redeem or exchange shares of the Acquired Fund at NAV until the Closing Date of the Reorganization.  After the Reorganization, shareholders may redeem the Acquiring Fund shares.
MORE INFORMATION ABOUT THE FUNDS
Service Providers.  The Funds use the same service providers as described below:

•
Transfer Agent: Delaware Investments® Fund Services Company (DIFSC), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Macquarie Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Fund will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Fund. The Transfer Agent’s compensation is fixed each year and approved by the Boards, including a majority of the Independent Trustees.

•
Subtransfer Agent: BNY Mellon Investment Servicing (US) Inc. (BNYMIS) provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

•
Fund Accountants: The Bank of New York Mellon (BNY Mellon), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Macquarie Funds on a relative NAV basis.

•
Custodian: BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities. BNY Mellon also serves as the Funds’ custodian for their investments in foreign securities.

•	Legal Counsel: Stradley Ronon Stevens & Young, LLP serves as the Trusts’ legal counsel.
•	Independent Registered Public Accountants: PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for each Trust.
•	Securities Lending Agent: BNY Mellon serves as the Funds’ securities lending agent.

For a more detailed description of the Funds’ services providers, see the Funds’ Prospectuses and SAIs.

Additional Information.

More information about the Acquiring Fund and Acquired Fund is included in the following documents. The prospectuses for the Acquiring Fund and Acquired Fund are incorporated herein by reference and considered a part of this Proxy Statement/Prospectus, along with the SAI (relating to this Proxy Statement/Prospectus), each of which have been filed with the SEC.

•	the Acquiring Fund Prospectus dated December 30, 2024 (File No. 002-86606);
•	the Acquired Fund Prospectus dated December 30, 2024 (File No. 033-11235)
•	Supplement dated February 13, 2025 to the Acquired Fund Prospectus.

You may request free copies of the Funds’ Statements of Additional Information (including any supplements), the Prospectuses, the Annual Reports and/or Semiannual Reports, which have been or will be filed with the SEC through our website at macquarie.com/mam/literature; by writing or calling your financial advisor or by calling toll-free at 800 523-1918.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, proxy and information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials are available on the SEC’s website at www.SEC.gov. To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

EXHIBITS TO
PROXY STATEMENT/PROSPECTUS
Exhibit

A	Form of Agreement and Plan of Reorganization
B	Financial Highlights

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [__] day of [_______], 2025 by and among (i) each of the Delaware Funds by Macquarie open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); (ii) each of the Delaware Funds by Macquarie open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”); and (iii) Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”), with respect to Section 9.1 only.
WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”);
WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company; and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.	DESCRIPTION OF THE REORGANIZATIONS
1.1. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement.  If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.
1.2. Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.
(b) The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively, “Assets”), but excluding any assets set forth in Schedule 1.2(b) (collectively, “Excluded Assets”).  For the avoidance of doubt, (i) any Excluded Assets shall remain the property of the Target Fund and the Acquiring Fund shall have no rights thereunder; and (ii) Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.
(c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, “Liabilities”).  If prior to the Closing Date the Acquiring Entity identifies a liability that the Acquiring Entity and the Target Entity mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Entity and the Target Entity at Closing and attached to this Agreement as Schedule 1.2(c) (the “Excluded Liabilities”).  The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”
(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law.  Such distribution to the Target

Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class.  The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a).  At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled.  The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.
(e) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.
(f) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.
(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.
2.	VALUATION
2.1. With respect to each Reorganization:
(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s valuation designee (“Valuation Time”).  On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.
(b) The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of such class of the Acquiring Fund as of the close of business on the Closing Date.
(c) The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to each class of Target Fund shares by the net asset value per share of the corresponding share class of the Acquiring Fund.  All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.
(d) All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.
3.	CLOSING AND CLOSING DATE
3.1. Each Reorganization shall close on the date identified on Exhibit A or such other date as the parties may mutually agree with respect to any or all Reorganizations (the “Closing Date”).  All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s and Acquiring Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”).  The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.
3.2. With respect to each Reorganization:
(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof.  The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held.  The cash to be transferred by the Target Fund shall be transferred from the Target Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date.  If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.
(b) The Target Entity shall direct the Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made.  At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.
(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary).  The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.
(d) The Target Entity shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e) In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.
4.	REPRESENTATIONS AND WARRANTIES
4.1. With respect to each Reorganization, the applicable Target Entity, on behalf of the Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:
(a) The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target

Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder, and the Target Fund is a duly established and designated separate series of the Target Entity;
(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened.  All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;
(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date.  No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;
(d) Except as disclosed to the Acquiring Entity, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the knowledge of the Target Fund, each prospectus and statement of additional information and shareholder reports of the Target Fund (including its predecessor fund, if any) used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;
(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are designated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets);
(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;
(h) Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement.
(i) The financial statements of the Target Fund (including its predecessor fund, if any) for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A.  To the knowledge of the Target Fund (including its predecessor fund, if any), such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;
(k) On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund (including its predecessor fund, if any) required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Target Fund’s knowledge, no such Return is currently under audit and no such audit has been threatened by any Federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements.  To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction.  The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.  As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax.  “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Target Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date.  The Target Fund (including its predecessor fund, if any) has been eligible to compute its federal income tax under Section 852 of the Code.  The Target Fund (including its predecessor fund, if any) has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before the Closing Date.  The Target Fund (including its predecessor fund, if any) has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it.  The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder.  In order to (i) ensure continued qualification of the Target Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund will declare on or prior to the Valuation Time on the Closing Date to the shareholders of the Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;
(m) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights.  In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(n) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(o) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(p) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(q) The Target Fund has no unamortized or unpaid organizational fees or expenses;
(r) The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(s) The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date; and

(t) The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself.  The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(t) with respect to certain state Tax Returns.  The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).

4.2. With respect to each Reorganization, the applicable Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:
(a) The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;
(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;
(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of

Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date.  No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;
(d) The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;
(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;
(g) Except as set forth on Schedule 4.2(g), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;
(h) The financial statements of the Acquiring Fund (including its predecessor fund, if any) for the Acquiring Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A.  To the knowledge of the Acquiring Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Acquiring Fund’s (including its predecessor fund, if any) most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;
(j) On the Closing Date, all material Tax Returns of the Acquiring Fund (including its predecessor fund, if any)  required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the financial statements of the Acquiring Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements;
(k) The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code.  The Acquiring Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and has satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date.  The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(l) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(m) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(n) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;
(o) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;
(p) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
4.3. With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represent and warrant as follows:
(a) For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;
(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;
(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.
5.	COVENANTS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
5.1. With respect to each Reorganization:
(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) If required by the 1940 Act or other applicable law, the Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein.
(c) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.
(d) The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.
(e) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(f) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.
(g) If reasonably requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.
(h) The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(i) It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code.  None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.
(j) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.
(k) The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund (including its predecessor fund, if any) for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal or Tax opinions.
(l) The limited contingent deferred sales charge (“CDSC”) applicable to Class A of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A shares of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class A shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS
6.1. With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b) The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement; and
(c) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS
7.1. With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;
(b) The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c) If requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets, a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date (iv) the FIN 48 Workpapers, (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (vi) a statement of earnings and profits as provided in Section 5.1(f);
(d) The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the

Target Fund made in this Agreement are true and correct at and as of the Closing Time;
(e) The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Entity, as applicable;
(f) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;
(g) The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.
(h) The Target Entity, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Entity such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;
(i) The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received;
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS
With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the

Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1. The Agreement and transactions contemplated herein shall have been approved by the board of trustees of each of the Target Entity and Acquiring Entity.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;
8.2. If required by the 1940 Act or other applicable law, this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of a Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;
8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;
8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
8.6. The Target Entity (on behalf of each Target Fund) and the Acquiring Entity (on behalf of each Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6.  In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates.  Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein.  Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code.  Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.

9.	EXPENSES
9.1. With respect to each Reorganization, the cost of such Reorganization will be paid 1/3 by Management and 2/3 by the applicable Target Fund(s) and Acquiring Fund(s) allocated by total Target and Acquiring Funds’ assets under management.
10.	FINAL TAX RETURNS AND FORMS 1099 OF THE TARGET FUND
10.1. After the Closing Date, except as otherwise agreed to by the parties, the Target Entity shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Target Entity with respect to each Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS
11.1. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.
12.	TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by mutual agreement of the parties.
13.	AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY
14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively.  The execution and delivery by such officers of this Agreement or any certificates or other documentation shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of each Acquiring Fund and Target Fund.

Delaware Group Tax-Free Fund Ivy Funds Voyageur Insured Funds, each on behalf of its respective series identified on Exhibit A hereto By: _________________________________ Name: Title:
With respect to Section 9.1 only, Delaware Management Company, a series of Macquarie Investment Management Business Trust By: _________________________________ Name: Title:

EXHIBIT A

TABLE OF REORGANIZATIONS

TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY
Macquarie Global Allocation Fund (formerly Delaware Ivy Wilshire Global Allocation Fund), a series of Ivy Funds	Macquarie Balanced Fund, a series of Ivy Funds
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class
Class R6	Class R6
Macquarie Multi-Asset Income Fund (formerly Delaware Ivy Multi-Asset Income Fund), a series of Ivy Funds	Macquarie Balanced Fund, a series of Ivy Funds
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class
Class R6	Class R6
Class Y	Class Y
Macquarie Tax-Free Arizona Fund (formerly Delaware Tax-Free Arizona Fund), a series of Voyageur Insured Funds	Macquarie Tax-Free USA Fund (formerly Delaware Tax-Free USA Fund), a series of Delaware Group Tax-Free Fund
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class

Schedule 1.2(b)
Excluded Assets

[None]

Schedule 1.2(c)
Excluded Liabilities

[None]

Schedule 4.1(h)
Target Fund Litigation, Administrative Proceedings and Investigations

Macquarie Multi-Asset Income Fund (the “Target Fund”) is currently a defendant in a litigation matter involving loans it has entered into with Mitel Networks. In October 2022, Mitel Networks engaged in an “uptiering” transaction to obtain additional financing, in which it entered into new superiority loans with a group of its existing lenders and exchanged certain loans held by those lenders for new loans that also had increased priority (the “Transaction”).  On March 14, 2023, a group of lenders that did not participate in the Transaction and saw their loans subordinated behind the newly issued debt as a result of the Transaction brought suit against Mitel and others, including lenders (such as the Target Fund) that consented to the Transaction, alleging that the Transaction violated New York law and breached the terms of Mitel’s existing credit agreements. On December 5, 2023, the Commercial Division of the Supreme Court of the State of New York dismissed all of these plaintiffs’ claims except for their breach of contract claims. Following an appeal of this order, a panel of the Appellate Division, First Judicial Department, of the Supreme Court of New York unanimously ordered the dismissal of all of the plaintiffs’ claims on December 31, 2024.  The plaintiffs have sought leave to appeal the Appellate Division ruling to the New York Court of Appeals. As of March 10, 2025, as part of Mitel Networks’ bankruptcy proceedings, plaintiffs have agreed to terminate as to all defendants – including the Target Fund - litigation proceedings related to their case by withdrawing their motion for leave to appeal to the New York Court of Appeals and seeking entry of final judgment dismissing all claims with prejudice. This termination is conditioned upon the bankruptcy court’s confirmation of the bankruptcy plan and plaintiffs’ related receipt of agreed-upon settlement consideration on the plan’s effective date, which is currently expected to occur by May 2025. No liability for litigation relating to this matter has been accrued in the financial statements of the Target Fund.

Schedule 4.1(t)
Target Fund Tax Returns
[None]

Schedule 4.2(g)
Acquiring Fund Litigation, Administrative Proceedings and Investigations
[None]

Schedule 8.6
Tax Opinions

(i) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
(ii) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.
(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.
(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.
(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.
(vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.
(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.
(viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.
The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are available upon request by calling 800 523-1918, and are also available on the Funds’ website and are included in the Funds’ Form N-CSR filed with the SEC.

Financial highlights
Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	8/31/24	8/31/23	8/31/22	8/31/21	8/31/20
Net asset value, beginning of period	$10.03	$10.51	$12.56	$11.94	$11.96
Income (loss) from investment operations:
Net investment income[1]	0.44	0.40	0.33	0.36	0.38
Net realized and unrealized gain (loss)	0.74	(0.48)	(1.88)	0.70	0.01
Total from investment operations	1.18	(0.08)	(1.55)	1.06	0.39
Less dividends and distributions from:
Net investment income	(0.44)	(0.40)	(0.33)	(0.36)	(0.38)
Net realized gain	-	-	(0.17)	(0.08)	(0.03)
Total dividends and distributions	(0.44)	(0.40)	(0.50)	(0.44)	(0.41)
Net asset value, end of period	$10.77	$10.03	$10.51	$12.56	$11.94
Total return[2]	11.99%	(0.72%)	(12.65%)	9.03%	3.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$700,740	$469,980	$534,749	$944,054	$478,671
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.82%	0.81%
Ratio of expenses to average net assets prior to fees waived	0.89%	0.95%	0.91%	0.92%	0.95%
Ratio of net investment income to average net assets	4.20%	3.93%	2.82%	2.84%	3.24%
Ratio of net investment income to average net assets prior to fees waiver	4.11%	3.78%	2.71%	2.74%	3.10%
Portfolio turnover	28%	65%	71%	40%	77%

[1]	Calculated using average shares outstanding.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.

Financial highlights
Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	8/31/24	8/31/23	8/31/22	8/31/21	8/31/20
Net asset value, beginning of period	$10.03	$10.51	$12.56	$11.94	$11.96
Income (loss) from investment operations:
Net investment income[1]	0.36	0.32	0.24	0.26	0.29
Net realized and unrealized gain (loss)	0.74	(0.48)	(1.88)	0.70	0.01
Total from investment operations	1.10	(0.16)	(1.64)	0.96	0.30
Less dividends and distributions from:
Net investment income	(0.36)	(0.32)	(0.24)	(0.26)	(0.29)
Net realized gain	-	-	(0.17)	(0.08)	(0.03)
Total dividends and distributions	(0.36)	(0.32)	(0.41)	(0.34)	(0.32)
Net asset value, end of period	$10.77	$10.03	$10.51	$12.56	$11.94
Total return[2]	11.15%	(1.46%)	(13.31%)	8.22%	2.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,352	$6,723	$8,366	$9,834	$10,778
Ratio of expenses to average net assets	1.55%	1.55%	1.55%	1.57%	1.56%
Ratio of expenses to average net assets prior to fees waived	1.64%	1.70%	1.66%	1.67%	1.70%
Ratio of net investment income to average net assets	3.45%	3.18%	2.07%	2.09%	2.49%
Ratio of net investment income to average net assets prior to fees waived	3.36%	3.03%	1.96%	1.99%	2.35%
Portfolio turnover	28%	65%	71%	40%	77%

[1]	Calculated using average shares outstanding.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.

Financial highlights
Delaware Tax-Free USA Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	8/31/24	8/31/23	8/31/22	8/31/21	8/31/20
Net asset value, beginning of period	$10.11	$10.59	$12.66	$12.03	$12.05
Income (loss) from investment operations:
Net investment income[1]	0.46	0.43	0.36	0.39	0.41
Net realized and unrealized gain (loss)	0.74	(0.48)	(1.90)	0.71	0.01
Total from investment operations	1.20	(0.05)	(1.54)	1.10	0.42
Less dividends and distributions from:
Net investment income	(0.46)	(0.43)	(0.36)	(0.39)	(0.41)
Net realized gain	-	-	(0.17)	(0.08)	(0.03)
Total dividends and distributions	(0.46)	(0.43)	(0.53)	(0.47)	(0.44)
Net asset value, end of period	$10.85	$10.11	$10.59	$12.66	$12.03
Total return[2]	12.21%	(0.43%)	(12.48%)	9.34%	3.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$509,830	$265,745	$369,318	$209,447	$135,801
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.57%	0.56%
Ratio of expenses to average net assets prior to fees waived	0.64%	0.70%	0.66%	0.67%	0.70%
Ratio of net investment income to average net assets	4.45%	4.18%	3.07%	3.09%	3.49%
Ratio of net investment income to average net assets prior to fees waived	4.36%	4.03%	2.96%	2.99%	3.35%
Portfolio turnover	28%	65%	71%	40%	77%

[1]	Calculated using average shares outstanding.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

Financial highlights
Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	8/31/24	8/31/23	8/31/22	8/31/21	8/31/20
Net asset value, beginning of period	$9.78	$10.40	$12.09	$11.55	$11.70
Income (loss) from investment operations:
Net investment income[1]	0.37	0.33	0.30	0.31	0.33
Net realized and unrealized gain (loss)	0.63	(0.63)	(1.61)	0.55	(0.13)
Total from investment operations	1.00	(0.30)	(1.31)	0.86	0.20
Less dividends and distributions from:
Net investment income	(0.36)	(0.32)	(0.30)	(0.31)	(0.35)
Net realized gain	-	-[2]	(0.08)	(0.01)	-
Total dividends and distributions	(0.36)	(0.32)	(0.38)	(0.32)	(0.35)
Net asset value, end of period	$10.42	$9.78	$10.40	$12.09	$11.55
Total return[3]	10.39%	(2.84%)	(11.06%)	7.51%	1.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,007	$45,650	$56,882	$66,710	$62,186
Ratio of expenses to average net assets	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived	1.12%	1.10%	1.01%	1.00%	1.01%
Ratio of net investment income to average net assets	3.65%	3.31%	2.70%	2.60%	2.87%
Ratio of net investment income to average net assets prior to fees waived	3.37%	3.05%	2.53%	2.44%	2.70%
Portfolio turnover	18%	22%	30%	19%	36%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.

Financial highlights
Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	8/31/24	8/31/23	8/31/22	8/31/21	8/31/20
Net asset value, beginning of period	$9.80	$10.43	$12.12	$11.58	$11.73
Income (loss) from investment operations:
Net investment income[1]	0.29	0.26	0.22	0.22	0.24
Net realized and unrealized gain (loss)	0.64	(0.64)	(1.61)	0.55	(0.12)
Total from investment operations	0.93	(0.38)	(1.39)	0.77	0.12
Less dividends and distributions from:
Net investment income	(0.28)	(0.25)	(0.22)	(0.22)	(0.27)
Net realized gain	-	-[2]	(0.08)	(0.01)	-
Total dividends and distributions	(0.28)	(0.25)	(0.30)	(0.23)	(0.27)
Net asset value, end of period	$10.45	$9.80	$10.43	$12.12	$11.58
Total return[3]	9.66%	(3.65%)	(11.70%)	6.70%	1.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$883	$834	$1,119	$1,527	$2,561
Ratio of expenses to average net assets	1.59%	1.59%	1.59%	1.59%	1.59%
Ratio of expenses to average net assets prior to fees waived	1.87%	1.85%	1.76%	1.75%	1.76%
Ratio of net investment income to average net assets	2.90%	2.56%	1.95%	1.85%	2.12%
Ratio of net investment income to average net assets prior to fees waived	2.62%	2.30%	1.78%	1.69%	1.95%
Portfolio turnover	18%	22%	30%	19%	36%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.

Financial highlights
Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	8/31/24	8/31/23	8/31/22	8/31/21	8/31/20
Net asset value, beginning of period	$9.78	$10.40	$12.09	$11.55	$11.70
Income (loss) from investment operations:
Net investment income[1]	0.39	0.36	0.33	0.34	0.36
Net realized and unrealized gain (loss)	0.63	(0.63)	(1.61)	0.55	(0.13)
Total from investment operations	1.02	(0.27)	(1.28)	0.89	0.23
Less dividends and distributions from:
Net investment income	(0.38)	(0.35)	(0.33)	(0.34)	(0.38)
Net realized gain	-	-[2]	(0.08)	(0.01)	-
Total dividends and distributions	(0.38)	(0.35)	(0.41)	(0.35)	(0.38)
Net asset value, end of period	$10.42	$9.78	$10.40	$12.09	$11.55
Total return[3]	10.66%	(2.60%)	(10.84%)	7.78%	2.05%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,050	$12,774	$18,875	$22,147	$15,072
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.87%	0.85%	0.76%	0.75%	0.76%
Ratio of net investment income to average net assets	3.90%	3.56%	2.95%	2.85%	3.12%
Ratio of net investment income to average net assets prior to fees waived	3.62%	3.30%	2.78%	2.69%	2.95%
Portfolio turnover	18%	22%	30%	19%	36%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

PART B
STATEMENT OF ADDITIONAL INFORMATION
 Dated March 17, 2025

Acquisition of the Assets of:
MACQUARIE TAX-FREE ARIZONA FUND (formerly, DELAWARE TAX-FREE ARIZONA FUND) (a series of Voyageur Insured Funds)
By and in exchange for shares of:
MACQUARIE TAX-FREE USA FUND (formerly, DELAWARE TAX-FREE USA FUND) (a series of Delaware Group Tax-Free Fund)

Macquarie Funds
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated March 17, 2025 (the “Proxy Statement/Prospectus”) relating to the reorganization (the “Reorganization”) of Macquarie Tax-Free Arizona Fund (the “Acquired Fund”), a series of Voyageur Insured Funds (the “Acquired Trust”), into the Macquarie Tax-Free USA Fund (the “Acquiring Fund”), a series of Delaware Group Tax-Free Fund (the “Acquiring Trust”).

The Proxy Statement/Prospectus relating to the above referenced matter may be obtained without charge from the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, by calling the telephone number above or by writing to the Acquiring Trust or Acquired Trust at: Macquarie Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437 (regular mail) or Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (overnight courier service).
1

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

GENERAL INFORMATION	3
INCORPORATION OF DOCUMENTS BY REFERENCE	3
SUPPLEMENTAL FINANCIAL INFORMATION	4

2

GENERAL INFORMATION
The Boards of Trustees (the “Boards”) of the Acquired Trust and Acquiring Trust, on behalf of their respective series, reviewed and approved an Agreement and Plan of Reorganization (a “Plan”) that provides for the Reorganization of the Acquired Fund with and into the Acquiring Fund. The Boards determined that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of shareholders of the Acquired Fund and Acquiring Fund will not be diluted as a result of the Reorganization.
Pursuant to the Plan, the Reorganization of the Acquired Fund into the Acquiring Fund will consist of: (i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the property and assets of the Acquired Fund in exchange solely for shares of beneficial interest, with no par value, of the corresponding class of shares of the Acquiring Fund; (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the liabilities of the Acquired Fund as set forth in the Plan; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing, all upon and subject to the terms and conditions of the Plan.
Further information is included in the Proxy Statement/Prospectus and in the documents listed below that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE

This SAI, relating specifically to the Reorganization, consists of this document and the following described documents, each of which is incorporated by reference herein:

ACQUIRED FUND

•
Statement of Additional Information dated December 30, 2024 for Voyageur Insured Funds, with respect to Macquarie Tax-Free Arizona Fund (filed via EDGAR on December 27, 2024, Accession No. 0001145443-24-000198).

•
The audited financial statements and related report of the independent public accounting firm included in the Voyageur Insured Funds Form N-CSR for the fiscal year ended August 31, 2024, with respect to Delaware Tax-Free Arizona Fund (filed via EDGAR on November 5, 2024, Accession No. 0001193125-24-251160).

ACQUIRING FUND

•
Statement of Additional Information dated December 30, 2024 for Delaware Group Tax-Free Fund, with respect to Macquarie Tax-Free USA Fund (filed via EDGAR on December 27, 2024, Accession No. 0001137439-25-000013).

•
The audited financial statements and related report of the independent public accounting firm included in the Delaware Group Tax- Free Fund Form N-CSR for the fiscal year ended August 31, 2024, with respect to Delaware Tax-Free USA Fund (filed via EDGAR on November 5, 2024, Accession No. 0001193125-24-251165).

3

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of the Acquiring Fund and Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “INFORMATION ABOUT THE FUNDS” section of the Proxy Statement/Prospectus.

The Reorganization will not result in any material changes to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included.

Additionally, there are no material differences in the valuation, tax, or accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

4

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:
Voter ID: 123456789
Security ID: 123456789
Shares Held: confidential
Household ID: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5

SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative Monday through Friday 9 a.m. to 10 p.m. EST.

(866) 721-1324

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Aaron C. Buser, and Michael E. Dresnin, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the above-mentioned Fund to be held via live webstream, on May 6, 2025 at 1:30 PM, ET and at any and all postponements or adjournments thereof (the "Meeting"), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 721-1324. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/delaware/docs.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MACQUARIE TAX-FREE ARIZONA FUND

PROXY CARD

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED UPON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

The Board of Trustees unanimously recommends you vote FOR the following proposal:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]